Exhibit 99.3

Century Therapeutics Announces New Beta Islet Program for Type 1 Diabetes

•	Allo-Evasion™ 5.0-engineered iPSC beta islets are designed to overcome immune rejection and provide durable glucose control without chronic immunosuppression

•	Compelling preclinical data demonstrate rapid reversal of diabetes and sustained normoglycemia, human C-peptide production and mature GSIS, supported by scalable bioreactor-based manufacturing

•	Investigational New Drug (IND)-enabling studies on track to initiate by year-end 2025; IND submission planned as early as 2026

PHILADELPHIA, Nov. 13, 2025 -- Century Therapeutics, Inc. (‘Century’, NASDAQ: IPSC), a biotechnology company developing induced pluripotent stem cell (iPSC)-derived cell therapies for autoimmune diseases and cancer, today announced its first program for Type 1 diabetes (T1D), CNTY-813. The program comprises iPSC-derived beta islets engineered with the company’s proprietary Allo-Evasion™ 5.0 technology, designed to protect from T cell, NK cell and humoral immune rejection, with the goal of durable glycemic control without the need for systemic immunosuppression.

“With our cell foundry and Allo-Evasion™ 5.0 technology, we have engineered iPSC derived beta islets that we believe can deliver durable glycemic control without chronic immunosuppression,” said Chad Cowan, Ph.D., Chief Scientific Officer of Century Therapeutics. “After initiating discovery activities earlier this year, we have now generated compelling preclinical data that underscores the deep potential of this program, including rapid and sustained normalization of glucose in diabetic mouse models, significant glucose-stimulated insulin secretion with detectable human C-peptide and engineered resistance to NK cell-mediated killing and antibody-dependent cellular cytotoxicity. Additionally, our suspension bioreactor process is capable of delivering mature, functional beta islets at scale, which we believe positions us to produce a consistent drug product suitable for broad patient access, if approved by regulatory authorities. Considering the large, underserved T1D patient population, we believe this program has great promise to be a potentially curative new therapy.”

“Today, people with T1D struggle with unpredictable glucose swings, the burden of lifelong insulin, and diabetes related complications. An off-the-shelf, immune-evasive beta islet therapy that restores physiologic insulin production without systemic immunosuppression would represent a paradigm shift,” said James Markmann, M.D., Ph.D., Vice President for Transplantation Services, Perelman School of Medicine, University of Pennsylvania.

Century has generated in vitro and in vivo preclinical data demonstrating:

•	Rapid and sustained glucose control in streptozotocin (STZ)-induced diabetic models following transplantation of iPSC-derived beta islets, including maintenance of normoglycemia and human C-peptide production.

•	Significant in vitro function, including glucose-stimulated insulin secretion (GSIS) with stimulation indices consistent with mature beta cell phenotypes.

•	Allo-Evasion™ 5.0 enables immune protection with knockout of human leukocyte antigen (HLA) class I and II, expression of CD300a-based pan-NK inhibitory ligand and immunoglobulin-degrading enzyme that reduces antibody-dependent cellular toxicity (ADCC), resulting in preserved cell survival in NK cytotoxicity and ADCC assays.

Century expects to initiate IND-enabling studies by year-end 2025 and plans to submit an IND application to the U.S. Food and Drug Administration (FDA) as early as 2026.

About Type 1 Diabetes (T1D)

T1D affects approximately 9 million people worldwide, including approximately 2 million in the U.S., with a significant subset facing persistent hypoglycemia, glycemic variability, and long-term complications despite exogenous insulin. The current treatment of T1D also places a significant burden on the healthcare system, with approximately $6-8 billion spent on insulin annually in the U.S. A scalable, off-the-shelf, immune-evasion-enabled beta islet therapy could reach broad patient segments and expand access relative to donor-dependent transplantation or device-limited solutions. Century’s beta islet program is designed to combine clinical impact with a path to profitable scalability, supporting the potential for long-term value creation.

About Century Therapeutics

Century Therapeutics (NASDAQ: IPSC) is a biotechnology company advancing a pipeline of induced pluripotent stem cell (iPSC)-derived cell therapies with the potential to meaningfully address autoimmune diseases and cancer. The company’s therapies are derived from its iPSC cell foundry and leverage its novel immune evasion engineering technology, Allo-Evasion™. Century believes its approach to developing off-the-shelf cell therapies will expand patient access and provide advantages over existing cell therapies which will ultimately advance the course of care. For more information on Century Therapeutics, please visit www.centurytx.com and connect with us on LinkedIn.

Forward-Looking Statements

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For More Information:

Century Therapeutics

Douglas Carr

Senior Vice President, Finance

investor.relations@centurytx.com

JPA Health

Sarah McCabe

smccabe@jpa.com